Supplement to the
Fidelity® New Millennium ETF
November 29, 2023
Summary Prospectus

Effective February 26, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.38% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.38%
AAdjusted to reflect current fees.

1 year	$39
3 years	$122
5 years	$213
10 years	$480

Effective February 26, 2024, Fidelity® New Millennium will change its name and ticker:
Existing ETF Name and Ticker	New ETF Name and Ticker
Fidelity® New Millennium ETF (FMIL)	Fidelity® Fundamental Large Cap Core ETF (FFLC)
Effective February 26, 2024, Fidelity® New Millennium ETF will undergo the following changes:
The fund will operate as a traditional ETF in reliance on Rule 6c-11 under the Investment Company Act of 1940. As a result, the fund will disclose its complete portfolio holdings daily. The fund will no longer operate pursuant to an exemptive order from the Securities and Exchange Commission and will no longer be limited by conditions in the order, including limitations on the investments permitted under the order.
The fund will adopt a policy of normally investing at least 80% of assets in equity securities of companies with large market capitalizations (which, for purposes of the fund, are those companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index).
The fund's investment process will be modified as follows:
In buying and selling securities for the fund, the Adviser starts with fundamental analyst research and security recommendations, and reference portfolios managed by the Adviser that are based on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of fundamental factors such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. The Adviser then applies a quantitative portfolio construction process designed to emphasize securities in which the Adviser has high conviction subject to appropriate security and portfolio-level risk, liquidity, and trading characteristics. The Adviser expects that the portfolio construction process will generally involve less frequent trading than the reference portfolios.
Effective February 26, 2024, Fidelity® Fundamental Large Cap Core ETF will be jointly and primarily managed by a team of Camille Carlstrom (Co-Portfolio Manager), Tim Gannon (Co-Portfolio Manager), and Michael Kim (Co-Portfolio Manager).
OTF-SUSTK-0224-102 1.9910279.102	February 9, 2024